                                                                  EXHIBIT 10.40





                     ACKNOWLEDGEMENT, CONSENT AND AMENDMENT

        ACKNOWLEDGEMENT, CONSENT AND AMENDMENT, dated as of February 29, 1996 (this "Amendment"), to the documents listed on Schedule 1 hereto (the "Documents") made by each of the corporations that are signatories hereto (each a "Grantor"), in favor of CHEMICAL BANK, a New York banking corporation, as agent (in such capacity, the "Agent") for the lenders (the "Lenders") from time to time parties to the Credit Agreement referred to below.

                              W I T N E S S E T H

        WHEREAS, Berg Electronics Group, Inc. (f/k/a Berg Electronics, Inc.) (the "Borrower"), Berg Electronics Corp. (f/k/a Berg C.S. Holdings, Inc.) ("Holdings"), the Lenders and the Agent entered into the Credit Agreement dated as of February 26, 1993 (as previously amended, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Original Credit Agreement"); and

        WHEREAS, to secure and guarantee the obligations of the Borrower under the Original Credit Agreement, each Grantor entered into Documents to which it is a party; and

        WHEREAS, the Original Credit Agreement was amended and restated on May 23, 1994 (the "Amended and Restated Credit Agreement"); and

        WHEREAS, the Amended and Restated Credit Agreement is being refinanced by a new Credit Agreement dated as of the date hereof, (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrower, Holdings, the Agent and the Lenders; and

        WHEREAS, it is a condition precedent to the making of the Loans under the Credit Agreement that each Grantor execute and deliver this Amendment to confirm that the security interests granted under the Documents secure the Obligations of the Borrower under the Credit Agreement;

        NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration, the receipt of which is hereby acknowledged, each Grantor and the Agent hereby agree as follows:

        SECTION 1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

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                                                                               2




        SECTION 2. Amendment of Documents. All references to the terms "Notes" and "Loans" in the Documents shall be amended to be references to Notes and Loans, respectively, as defined in the Credit Agreement. Each Grantor further agrees that the term "Lenders" in the Documents includes any lenders from time to time parties to the Credit Agreement, that the term "Obligations" means Obligations as defined in the Credit Agreement, and that the Documents shall be amended accordingly.

        SECTION 3. Representations and Warranties. Each Grantor represents and warrants that upon the execution and delivery of this Amendment, the Documents, as acknowledged, consented to, and amended hereby, shall constitute a valid and continuing lien on and, to the extent provided therein, perfected security interest in, the collateral referred to in the Documents, as acknowledged, consented to, and amended hereby, in favor of the Agent for the ratable benefit of the Lenders.

        SECTION 4.  Acknowledgement and Consent.  Each Grantor hereby:

        (a) acknowledges and consents to the execution, delivery and performance of (i) the Credit Agreement, as amended, supplemented or otherwise modified from time to time, and (ii) all of the documents and transactions contemplated thereby;

        (b) agrees that such execution, delivery and performance shall not in any way affect such Grantor's obligations under any Loan Document (as defined in the Credit Agreement) to which such Grantor is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim; and

        (c) grants to the Agent, for the ratable benefit of the Lenders, and pursuant to the terms and conditions of the Documents a lien on and security interest in all collateral described in the Documents as security for the Obligations (as defined in the Credit Agreement).

        SECTION 5. Miscellaneous. (a) Each amendment contained herein shall not constitute an amendment of any provision of the Documents for any purpose except as expressly set forth herein.

        (b) This Amendment may be executed in any number of separate counterparts, and all of said counterparts taken together shall constitute one and the same instrument.

        (c) This Amendment shall become effective when executed by each Grantor and the Agent.

        (d) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



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                                                                               3




        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized offices as of the date first written above.

                                        BERG TECHNOLOGY, INC.

                                        BY:  /s/ KELLY E. WETZLER
                                            ------------------------
                                            Name: KELLY E. WETZLER
                                            Title: Assistant Secretary


                                        BERG HOLDINGS U.S., INC.

                                        BY:  /s/ KELLY E. WETZLER
                                            ------------------------
                                            Name: KELLY E. WETZLER
                                            Title: Assistant Secretary


                                        CONNECTOR SYSTEMS (U.S.) INC.

                                        BY:  /s/ KELLY E. WETZLER
                                            ------------------------
                                            Name: KELLY E. WETZLER
                                            Title: Assistant Secretary


                                        HARBOR ELECTRONICS, INC.

                                        BY:  /s/ KELLY E. WETZLER
                                            ------------------------
                                            Name: KELLY E. WETZLER
                                            Title: Assistant Secretary


                                        SOCKET EXPRESS, INC.

                                        BY:  /s/ KELLY E. WETZLER
                                            ------------------------
                                            Name: KELLY E. WETZLER
                                            Title: Assistant Secretary


                                        ELECTRONICS CORP.

                                        BY:  /s/ KELLY E. WETZLER
                                            ------------------------
                                            Name: KELLY E. WETZLER
                                            Title: Assistant Secretary

                                                BERG ELECTRONICS GROUP, INC.


                                                By: /s/ KELLY E. WETZLER
                                                   ---------------------------
                                                   Name: KELLY E. WETZLER
                                                   Title:  Assistant Secretary



                                                SPECIALTY CONNECTOR COMPANY



                                                By: /s/ KELLY E. WETZLER
                                                   ---------------------------
                                                   Name: KELLY E. WETZLER
                                                   Title:  Assistant Secretary




                                                BERG EMPLOYMENT COMPANY



                                                By: /s/ KELLY E. WETZLER
                                                   ---------------------------
                                                   Name: KELLY E. WETZLER
                                                   Title:  Assistant Secretary

                                                           Schedule 1 to
                                                           Acknowledgement,
                                                           Consent and Amendment





                                      DOCUMENTS

        The Borrower Security Agreement dated as of February 26, 1993 by Berg Electronics, Inc. in favor of Chemical Bank, as Agent
        The Holdings Pledge Agreement dated as of February 26, 1993 by Berg CS Holdings, Inc. in favor of Chemical Bank, as Agent
        The Borrower Domestic Pledge Agreement dated as of February 26, 1993 by Berg Electronics, Inc., and Berg Employment Company in favor of Chemical Bank, as Agent
        The Intermediate Holdings Pledge Agreement dated as of February 26,
1993 by Berg Holdings U.S., Inc. in favor of Chemical Bank, as Agent
        The Note Pledge and Assignment Agreement dated as of February 26, 1993 by Berg Electronics, Inc. in favor of Chemical Bank, as Agent
        The Open-End Mortgage and Security Agreement dated as of February 26, 1993 by Berg Electronics, Inc. in favor of Chemical Bank, as Agent
        The [DuPont] Assignment dated as of February 26, 1993 by Berg Electronics, Inc. in favor of Chemical Bank, as Agent
        The Foreign Subsidiaries Guarantee dated as of February 26, 1993 by
Berg Electronics Distributor, B.V., Connector Systems Technology, N.V., Berg Electronics Manufacturing, B.V., Berg Electronics (France) S.A., Berg
Electronics Singapore Pte Ltd., Berg Electronics Japan, K.K., Connector
Systems, B.V., Berg Connector Systems, S.L., Berg Electronics Gmbm, Berg Electronics S.r.l., Connector Systems Limited and Berg Electronics Hong Kong Limited in favor of Berg Electronics, Inc.
        The Patent Security Agreement dated as of February 26, 1993 by Berg Technology, Inc., Harbor Electronics, Inc., and Socket Express, Inc. in favor of Chemical Bank, as Agent
        The Trademark Security Agreement dated as of February 26, 1993 by Berg Technology, Inc. and Harbor Electronics, Inc. in favor of Chemical Bank, as
Agent
        The Domestic Subsidiary Security Agreement dated as of February 26,
1993 by Berg Technology, Inc., Harbor Electronics, Inc., Socket Express, Inc., Specialty Connector Company, and Berg Employment Company in favor of Chemical Bank, as Agent
        The AT&T Assignment dated as of May 23, 1994 by Berg Electronics, Inc., in favor of Chemical Bank, as Agent
        The Assignment and Assumption Agreement dated as of March 1, 1994 among Mold-Con, Inc., Tre-Tec Engineering Corporation, Contex Electronics, Inc.,
Harbor Electronics, Inc. and Berg Electronics, Inc.
        The Borrower Trademark Security Agreement dated as of May 23, 1994 by Berg Electronics, Inc. in favor of Chemical Bank, as Agent
        The Borrower Patent Security Agreement dated as of May 23, 1994 by Berg Electronics, Inc. in favor of Chemical Bank, as Agent
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                                                                               6



The Foreign Pledge Agreements

        - Pledge Agreement dated as of March 1, 1993 between Berg Electronics, Inc. and Chemical Bank, as Agent, of Connector Systems, Korea Ltd. shares. [Korea]

        -Pledge Agreement dated as of March 1, 1993 between Berg Holdings U.S. Inc. and Chemical Bank, as Agent, of Connector Systems B.V. shares [Netherlands]

        - Pledge Agreement dated as of March 1, 1993 between Connector Systems B.V. and Berg Electronics, Inc. of Berg Electronics Distributor B.V. and Berg Electronics Manufacturing B.V. shares [Netherlands]

        - Pledge Agreement dated as of February 26, 1993 between Berg Holdings U.S. Inc. and Chemical Bank, as Agent, of Connector Systems
        Technology N.V. shares [Netherlands]

        - Pledge Agreement dated as of March 20, 1993 between Berg Holding U.S., Inc. and Chemical Bank, as Agent, of Berg Connector Systems S.L. shares [Spain]

        - Pledge Agreement dated as of February 26, 1993 between Berg Holding U.S., Inc. and Chemical Bank, as Agent, of Berg Connector Systems, S.L. shares [France]

        - Pledge Agreement dated as of April 1, 1993 between Berg Holding U.S., Inc. and Chemical Bank, as Agent, of Berg Connector Systems Gmbh shares [Germany]

        - Pledge Agreement dated as of February 26, 1993 between Berg Holding U.S., Inc. and Chemical Bank, as Agent, of CBOS Electronics AB shares [Sweden]

        - Pledge Agreement dated as of February 26, 1993 between Berg Holding U.S., Inc. and Chemical Bank, as Agent, of Bergtronics Oy shares [Finland]

        - Pledge Agreement dated as of February 26, 1993 between Berg Holding U.S., Inc. and Chemical Bank, as Agent, of Berg Electronics S.A. shares [Switzerland]

        - Pledge Agreement dated as of February 26, 1993 between Berg Holding U.S., Inc. and Chemical Bank, as Agent, of Berg Electronics S.r.l. shares [Italy]

        - Pledge Agreement dated as of February 26, 1993 between Berg Holding U.S., Inc. and Chemical Bank, as Agent, of Connector Systems Limited shares [England]

        - Pledge Agreement dated as of February 26, 1993 between Berg Holding U.S., Inc. and Chemical Bank, as Agent, of Berg Electronics Canada, Inc. shares [Canada]

        - Pledge Agreement dated as of February 26, 1993 between Berg Holding U.S. and Chemical Bank, as Agent, of Berg Electronics Hong Kong Limited shares [Hong Kong]

        - Pledge Agreement dated as of February 26, 1993 between Berg Holding U.S., Inc. and Chemical Bank, as Agent, of Berg Electronics Singapore PTE Ltd. shares [Singapore]

        - Pledge Agreement dated as of February 26, 1993 between Connector Systems U.S. Inc. and Chemical Bank, as Agent, of Berg Electronics Taiwan Ltd. shares [Taiwan]